UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 23, 2015
Date of Report (Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34055	82-0291227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
(Address of principal executive offices)

(208) 664-4859
Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

Item 7.01

Regulation FD Disclosure

On September 23, 2015, Timberline Resources Corporation (the “Company”) issued a news release (the “News Release”) announcing that it closed the previously announced non-brokered private placement of 1,331,861 shares of common stock of the Company at a price of US$0.375 per share to Waterton Precious Metals Fund II Cayman, LP, for total proceeds of US$499,447.87.

A copy of the News Release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibits.

Exhibit Number	Description
99.1	News release of Timberline Resources Corporation dated September 23, 2015*

* The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
DATE: September 23, 2015	By: /s/ Randal Hardy Randal Hardy Chief Financial Officer

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